SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION
                 OF EVERGREEN NATIONAL MUNICIPAL BOND FUNDS AND
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                     (each a "Fund", together "the Funds")


         Effective January 20, 1999, the Statement of Additional Information for the above Funds is hereby supplemented as follows:


Additional Information on Securities and Investment Practices

         Information with respect to the Funds appearing in the section entitled "Virgin Islands, Guam and Puerto Rico" is revised to reflect the following:

"Each Fund does not presently intend to invest more than (a) 10% of its assets in the obligations of each of the Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico."


January 20, 1999